SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant:    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

The Europe Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE EUROPE FUND, INC.
800 Scudders Mill Road
Plainsboro, New Jersey 08536

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 27, 2001

To the Stockholders of
    The Europe Fund, Inc.:

          The annual meeting of the stockholders of The Europe Fund, Inc. will be held on Wednesday, June 27, 2001 at 10:00 a.m. Eastern time at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey for the following purposes:

1.	To elect directors.

2.	To transact such other business as may properly come before the meeting, or any adjournment thereof.

          Stockholders of record at the close of business on May 16, 2001 will be entitled to vote at the meeting or any adjournment thereof.

          A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 29, 2001, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

          If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder Communications, Inc. at 1-800-645-4519.

By order of the Board of Directors,

ROBERT E. PUTNEY , III
Secretary

Plainsboro, New Jersey
May 29, 2001

PROXY STATEMENT

          This proxy statement is furnished to stockholders of The Europe Fund, Inc. (the “Fund”) in connection with the solicitation of proxies for the Annual Meeting of Stockholders of the Fund (the “Meeting”) to be held at 10:00 a.m. Eastern time on Wednesday, June 27, 2001 at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey in accordance with the attached notice of meeting. It is expected that this proxy statement and the accompanying form of proxy will be mailed to stockholders of the Fund on May 29, 2001 or as soon as possible thereafter.

          The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Fund (the “Board”). It is required that holders of more than 50% of the outstanding shares be represented in person or by proxy at this meeting for a quorum to be established. The election of directors requires the favorable vote of the holders of a majority of the shares entitled to vote and present at a meeting at which a quorum is present.

          The individuals named as proxies on the enclosed proxy card will vote in accordance with the stockholder’s direction as indicated thereon, if the card is received properly executed by the stockholder or by the stockholder’s duly appointed agent or attorney-in-fact. If the card is properly executed and no voting instructions are provided, such shares will be voted FOR all of the nominees for election as directors named in this proxy statement and on the proxy card.

          Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

          Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal. The Fund understands that, under the rules of the New York Stock Exchange or the American Stock Exchange, as applicable, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the proposal (“broker non-votes”) will be counted as present for purposes of a quorum. Abstentions and broker non-votes will have the same effect as a vote against the proposal. MLPF&S has advised the Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will vote uninstructed shares in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name.

          There were 10,066,319 shares of common stock of the Fund outstanding on the record date, May 16, 2001 (the “Record Date”). Each of these shares will be entitled to one noncumulative vote. If a stockholder participates in the Fund’s Automatic Distribution Reinvestment and Cash Purchase Plan (the “Plan”), any proxy given by the stockholder will also govern the voting of all shares held for the stockholder’s account under the Plan, unless contrary instructions are received by The Bank of New York, as agent under the Plan.

          The Fund will furnish to stockholders upon request and without charge a copy of its annual report (and its most recent semi-annual report succeeding the annual report, if any). To obtain a copy, call toll free (800) 543-6217 or write Princeton Administrators, L.P., P.O. Box 9095, Princeton, New Jersey 08543-9095.

PROPOSAL 1

Election of Directors

          At the Meeting, the directors will be elected to serve until the next Annual Meeting of Stockholders for the Fund and until their successors have been elected and have qualified. The names of the persons nominated for election as directors, their principal occupations and other directorships and their previous principal occupations during at least the past five years are set forth below. Each of the nominees is currently a director of the Fund.

          Except where a stockholder has indicated that he does not wish his proxy to be voted for all nominees or for any particular nominee or nominees, it is intended that all properly executed proxies received in the accompanying form will be voted for the election of all such nominees. Each of the nominees has indicated his or her willingness to serve for the ensuing term. If for any reason any of the nominees shall become unavailable for election, discretionary authority may be exercised by the persons named in the proxy to vote for substitute nominees proposed by the Board.

Name, Address, Principal Occupations and Other Directorships and Previous Occupations	Date of Election to Board of Directors	Age	Number of Shares of Common Stock Owned Beneficially as of the Record Date***
David O. Beim** 410 Uris Hall Columbia University New York, NY 10027 Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA since 1997; Chairman of Wave Hill Inc. since 1980; Trustee, Mercury Master Trust; Director, Mercury Funds, Inc., Mercury V.I. Funds, Inc. and Mercury Target Select Equity Fund, Inc.	June 2000	59	0

Sir Arthur Bryan** Parkfields Cottage 23 Tittensor Road Stoke-on-Tent Staffordshire ST12 9HQ United Kingdom Director, Dartington Crystal Ltd.; Chairman, Wedgwood Museum Trust. Previously: Lord Lieutenant of Staffordshire; Director, The United Kingdom Fund Inc., Friends’ Provident Life Office; Chairman and Managing Director, Josiah Wedgwood & Sons Ltd. (manufacturers of fine china and crystal); Director, JCB Inc. of America, The Rank Organization plc.	February 1990	78	1,169

James T. Flynn** 340 East 72nd Street, Apartment 14S New York, NY 10021 Trustee, Merrill Lynch Funds for Institutions Series; Trustee, Mercury Master Trust; Director, Mercury Funds, Inc., Mercury V.I. Funds, Inc. and Mercury Target Select Equity Fund, Inc.; Chief Financial Officer and employee in various capacities, J.P. Morgan & Co. Inc. from 1967 to 1995.	June 2000	61	0

Terry K. Glenn*	June 2000	60	0
800 Scudders Mill Road Plainsboro, New Jersey 08536
    Executive Vice President of Fund Asset Management, L.P. (“FAM”) and its
    affiliate, MLIM, since 1983; President of FAM Distributors, Inc. (“FAMD”)
    since 1986 and Director thereof since 1991; Executive Vice President and
    Director of Princeton Services, Inc. since 1993; President of Princeton
    Administrators, L.P. since 1988; Director and/or Officer of various
Merrill Lynch and Mercury Funds since 1988.

Name, Address, Principal Occupations and Other Directorships and Previous Occupations	Date of Election to Board of Directors	Age	Number of Shares of Common Stock Owned Beneficially as of the Record Date***
W. Carl Kester**	June 2000	49	500
Harvard University Morgan Hall 393 Soldiers Field Boston, MA 02163
    Industrial Bank of Japan Professor of Finance, Senior Associate Dean and
    Chairman of the MBA Program, Harvard University Graduate School of
    Business Administration since 1999; Trustee, Merrill Lynch Funds for
    Institutions Series; Trustee, Mercury Master Trust; Director, Mercury Funds,
    Inc., Mercury V.I. Funds, Inc. and Mercury Target Select Equity Fund, Inc.
    Previously, James R. Williston Professor of Business Administration, Harvard
    University Graduate School of Business from 1997 to 1999; MBA Class of
    1958 Professor of Business Administration, Harvard University Graduate
    School of Business Administration from 1981 to 1997; Independent
Consultant since 1978.

Karen P. Robards**	June 2000	51	0
Robards & Company 173 Riverside Drive New York, NY 10024
    President, Robards & Company; Director, Enable Medical Corporation since
    1996; Director of AtriCure, Inc. since 2000; Director, Cine Muse Inc. from
    1996 to 2000; Director, Cooke Center for Learning and Development, a not-
for-profit organization, since 1987; Trustee, Mercury Master Trust; Director,
    Mercury Funds, Inc., Mercury V.I. Funds, Inc. and Mercury Target Select
Equity Fund, Inc.

*
Mr. Terry Glenn is an “interested person” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). He is an “interested person” because of the positions he holds with FAM and its affiliates and because he is a shareholder of Merrill Lynch & Co., Inc. As of the Record Date, Mr. Glenn owned less than 1% of Merrill Lynch & Co., Inc.

**	A member of the Audit Committee of the Board of Directors.
***	All shares listed in this table are owned with sole voting and investment power.

          No nominees or directors have owned shares during the last five years in Princeton Administrators, L.P., the Fund’s administrator, in Merrill Lynch Investment Managers International Limited, the Fund’s investment manager, or any of their parents, including Merrill Lynch & Co., Inc., other than as disclosed above.

          During the fiscal year ended December 31, 2000, four meetings of the Board and two meetings of the Audit Committee were held. Each of the directors attended all of the meetings of the Board held during the period which he or she was a director, and all of the meetings of the Audit Committee (if a member) during the period that he or she served.

          Audit Committee Report.    The Board of the Fund has a standing Audit Committee (the “Committee”), which consists of directors who are not “interested persons” of the Fund within the meaning of the 1940 Act (“Disinterested Directors”) and who are “independent” as defined in the listing standards of the New York Stock Exchange. Currently, Messrs. Beim, Bryan, Flynn and Kester and Ms. Robards are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement as to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls. The Fund adopted an Audit Committee Charter at a meeting held on July 13, 2000. The Board revised and reapproved the Charter on May 7, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit A. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“E&Y”), the Fund’s independent auditors and (b) discussed certain matters required to be discussed by Statements on Auditing Standards No. 61 with E&Y. The Committee has considered that the Fund’s independent auditors did not provide any non-audit services for the Fund, or services of any kind for the Fund’s investment manager or its affiliates.

          At its meeting held on February 12, 2001, the Committee reviewed and discussed the audit of the Fund’s financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report, the Committee would have been notified by Fund management or the independent auditors. The Committee received no such notifications. Based on its review and discussions with the independent auditors, the Committee recommended to the Board that the Fund’s audited financial statements for the fiscal year ended December 31, 2000 should be included in the Fund’s Annual Report to Stockholders.

          In addition to the above, the Committee also reviews and nominates candidates to serve as Disinterested Directors. The Committee generally will not consider nominees recommended by stockholders of the Fund. The Disinterested Directors have retained independent legal counsel to assist them in connection with these duties.

          The officers and Mr. Glenn, as director, received no remuneration from the Fund. Each Disinterested Director other than Sir Arthur Bryan received from the Fund an annual fee of $4,000, prorated to $2,000 for the period during which he or she served as director, for the fiscal year ended December 31, 2000. Sir Arthur Bryan received from the Fund an annual fee of $7,000 for the fiscal year ended December 31, 2000. Each Disinterested Director received $500 for each meeting of the Board attended by that director and all directors were entitled to receive any out-of-pocket travel expenses for attendance at meetings. During the past fiscal year, all directors as a group received aggregate remuneration amounting to $21,000 from the Fund.

2000 Compensation Table

Name and Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Fund and Affiliates-Advised Funds Paid to Board Members*
David O. Beim, Director	$3,000	None	$54,000
Sir Arthur Bryan, Director	$9,000	None	$ 9,000
James T. Flynn, Director	$3,000	None	$96,000
W. Carl Kester, Director	$3,000	None	$96,000
Karen P. Robards, Director	$3,000	None	$54,000

*
The Directors serve on the boards of funds advised by affiliates as follows: Mr. Beim (4 registered investment companies consisting of 15 portfolios); Mr. Flynn (6 registered investment companies consisting of 22 portfolios); Mr. Kester (6 registered investment companies consisting of 22 portfolios); and Ms. Robards (4 registered investment companies consisting of 15 portfolios).

           The executive officers of the Fund are:

Name and Age	Position with Fund	Principal Occupation During Past 5 Years
Terry K. Glenn, 60	President	Executive Vice President of FAM and its affiliate,
MLIM since 1983; President of FAMD since 1986
and Director thereof since 1991; Executive Vice
President and Director of Princeton Services, Inc.
since 1993; President of Princeton Administrators,
L.P. since 1988; Director and/or Officer of various
Merrill Lynch and Mercury Funds since 1988.

Donald C. Burke, 40	Vice President and Treasurer	First Vice President of the FAM and MLIM since
1997 and Treasurer thereof since 1999; Senior Vice
President and Treasurer of Princeton Services since
1999; Vice President of FAMD since 1999; Vice
President of the FAM and MLIM from 1990 to
1997; Director of Taxation of MLIM since 1990.

Robert E. Putney, III, 41	Secretary	Director (Legal Advisory) of MLIM and Princeton Administrators, L.P.; Previously, Vice President of MLIM and Princeton Administrators, L.P.

          The executive officers of the Fund are elected by the Board of Directors.

          Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934 , as amended (“the Exchange Act”), requires the officers and directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

          Based solely on the Fund’s review of the copies of such Forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

          While the Fund is a Maryland corporation, Sir Arthur Bryan is not a resident of the United States and substantially all of his assets may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon him within the United States or to realize judgments against him of courts of the United States predicated upon civil liabilities under the Federal securities laws of the United States.

          As of the Record Date, the officers and directors of the Fund as a group owned beneficially less than 1.0% of the Fund’s outstanding shares.

          As of the Record Date, no person or group was known to the Fund to be the beneficial owner of more than 5.0% of the outstanding shares of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR ALL OF THE NOMINEES LISTED ABOVE

OTHER MATTERS

The Investment Manager and Administrator

          The Fund’s investment manager, Merrill Lynch Investment Managers International Limited, is located at 33 King William Street, EC4R 9AS England. The Fund’s administrator, Princeton Administrators, L.P. is headquartered in Plainsboro, New Jersey at 800 Scudders Mill Road and its mailing address is P.O. Box 9095, Princeton, New Jersey 08543-9095.

Independent Auditors’ Fees

          The following table sets forth the aggregate fees paid to the independent auditors for the Fund’s most recent fiscal year ended December 31, 2000 for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to stockholders; (ii) financial information systems design and implementation services provided to the Fund, its investment manager and entities controlling, controlled by or under common control with the investment manager that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment manager, and entities controlling, controlled by or under common control with the investment manager that provide services to the Fund. The Committee of the Fund has considered that the Fund’s independent auditors did not provide any information technology services under clause (ii) or provide any non-audit services under clause (iii).

Audit Fees Charged to the Fund	Financial Information Systems Design and Implementation Fees	Other Fees
$41,500	None	$6,500

General

          The management of the Fund does not intend to present to the meeting any business other than the matters stated in the related notice. As of the date of this proxy statement, the management of the Fund was not aware of any other matters which might be presented for action at the meeting. If any matter not referred to in the enclosed proxy should properly come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

          The cost of soliciting proxies for the annual meeting will be borne by the Fund. In addition to the solicitation by mail, the Fund’s officers may solicit proxies personally, for which they will receive no special compensation. The Fund also has retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies for a fee of $3,500 plus out-of-pocket expenses. The Fund may reimburse brokers or persons holding stock in their names or in the name of their nominees for their expenses in sending proxy material to the beneficial owners.

          In the event that sufficient votes in favor of the proposal set forth in the notice of annual meeting of stockholders are not received by the time scheduled for the annual meeting of the stockholders, the persons named as proxies may propose one or more adjournments of such annual meeting to permit further solicitation of proxies with respect to any such items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of such annual meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment, if proposed, those proxies which they are entitled to vote in favor of such items and against such adjournment those proxies required to be voted against such items. Broker non-votes and abstentions will have no effect on the majority vote required for adjournment.

           In order for any stockholder proposal to be included in the Fund’s proxy statement and form of proxy for the Fund’s 2002 annual meeting of stockholders, the stockholder proposal must be received by the Fund on or before January 29, 2002 and must satisfy other applicable legal requirements. A shareholder who wishes to make a proposal at the 2002 annual meeting of stockholders without including such proposal in the Fund’s proxy statement must notify the Fund, at the Fund’s principal executive office, of such proposal by April 14, 2002. If a shareholder fails to timely give such notice, then the persons named as proxies in the proxies solicited by the Board for the 2002 annual meeting of stockholders may exercise discretionary voting power with respect to any such proposal.

By order of the Board of Directors,

ROBERT E. PUTNEY , III
Secretary

Plainsboro, New Jersey
May 29, 2001

THE EUROPE FUND, INC.

P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          ANNUAL MEETING OF STOCKHOLDERS—JUNE 27, 2001

          The undersigned, revoking previous proxies, hereby appoints Terry K. Glenn, Donald C. Burke and Robert E. Putney, III, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of common stock of The Europe Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Europe Fund, Inc. to be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on June 27, 2001 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

          Please mark, sign and date this proxy card where indicated and return it promptly using the enclosed envelope which requires no postage if mailed in the United States. By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked to vote FOR proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof.

(Continued on reverse side)

Please mark boxes ☐ (filled in box) or ☒ in blue or black ink.

1 ELECTION OF DIRECTORS	☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY (to vote for all nominees listed below)

      (INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below). David O. Beim, Sir Arthur Bryan, James T. Flynn, Terry K. Glenn, W. Carl Kester, Karen P. Robards

2	To transact such other business as may properly come before the meeting.

The Board of Directors recommends that you vote in favor of proposal 1.

Please mark, date and sign as your name appears and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign. If a partnership, please sign in partnership name by authorized person.

The undersigned hereby acknowledges receipt of a copy of the accompanying notice of meeting and proxy statement and hereby revokes any proxy or proxies heretofore given.

Signature

Signature

Date , 2001

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE—NO POSTAGE IS REQUIRED